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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 23, 1996



                            NATIONAL INSURANCE GROUP
             (Exact name of registrant as specified in its charter)



        California                   0-16332                 94-3031790
(State or other jurisdiction       (Commission           (I.R.S. Employer
    of incorporation)               File Number)         Identification No.)




                     395 Oyster Point Boulevard, Suite 500
                     South San Francisco, California 94080
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (415) 872-6772





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ITEM 5.  OTHER EVENTS.

         The Registrant's Employment Contract with C. Alan Paylor dated August 26, 1996 is filed as Exhibit 10.1 and is incorporated herein by reference.

         The Registrant's Consulting Agreement with Scorpion Holdings, Inc., dated September 11, 1996, is filed as Exhibit 10.2 and is incorporated herein by reference.

         The Registrant's press release, dated October 22, 1996, is filed as
         Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statement of businesses acquired.

                 Inapplicable.

         (b)     Pro forma financial information.

                 Inapplicable.

         (c)     Exhibits.

                 10.1 Employment Agreement with C. Alan Paylor dated, August 26, 1996.

                 10.2 Consulting Agreement with Scorpion Holdings, Inc. dated, September 11, 1996.

                 99.1     Press release, dated October 22, 1996.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NATIONAL INSURANCE GROUP
                                         (Registrant)


Dated:  October 23, 1996               /s/ Robert P. Barbarowicz
                                       -----------------------------------
                                       Robert  P. Barbarowicz, Executive Vice
                                       President, General Counsel and Secretary






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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------
10.1                      Employment Agreement with C. Alan Paylor dated, August 26, 1996.

10.2                      Consulting Agreement with Scorpion Holdings, Inc. dated, September 11, 1996.

99.1                      Press release, dated October 22, 1996.